SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              APRIL 12, 1995
                      (DATE OF EARLIEST EVENT REPORTED)

                            RITE AID CORPORATION
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

       DELAWARE               1-5742                   23-1614034
      (STATE OF          (COMMISSION FILE NO.)      (IRS EMPLOYER
      INCORPORATION)                                IDENTIFICATION NO.)

                 30 HUNTER LANE, CAMP HILL, PENNSYLVANIA 17011
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                            (717) 761-2633
          (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              NO CHANGE
     (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               1.1 Pricing Agreement, dated April 12, 1995, among the Registrant, Donaldson, Lufkin & Jenrette Securities Corporation, Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and NationsBanc Capital Markets, Inc., relating to the Underwriting Agreement, dated August 1, 1993 relating to the offer and sale of 7-5/8% Senior Notes due April 15, 2005.

               4.1  Form of 7-5/8% Senior Notes due April 15, 2005.


                                 SIGNATURES

               Pursuant to the requirements of the Securities
          Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RITE AID CORPORATION

                              By:  /s/ Frank M. Bergonzi
                                   Name:  Frank M. Bergonzi
                                   Title:  Executive Vice President
                                           and Chief Financial Officer


          Dated:  April 20, 1995


                                    EXHIBIT INDEX

          Exhibit
          Number    Description                                Page

          1.1       Pricing Agreement, dated April 12,
                    1995, among the Registrant,
                    Donaldson, Lufkin & Jenrette Securi-
                    ties Corporation, Bear, Stearns & Co.
                    Inc., J.P. Morgan Securities Inc. and
                    NationsBanc Capital Markets, Inc.,
                    relating to the Underwriting Agree-
                    ment, dated August 1, 1993 relating
                    to the offer and sale of 7-5/8% Se-
                    nior Notes due April 15, 2005.

          4.1       Form of 7-5/8% Senior Notes due April
                    15, 2005.